Exhibit 99.2 INVESTOR PRESENTATION Q2 2023 Steven E. Shelton Thomas A. Sa CEO President, CFO & COO

FORWARD-LOOKING STATEMENTS During the course of the presentation and any transcript that may result, written or otherwise, California BanCorp (the “Company”) may make projections or other forward-looking statements regarding a variety of items. Such forward-looking statements are based upon current expectations and involve risks and uncertainties. Actual results may differ materially from those stated in any forward-looking statement based on a number of important factors and risks. Although the Company may indicate and believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove inaccurate or incorrect and therefore, there can be no assurance that the results contemplated in the forward-looking statements will be realized. The Company undertakes no obligation to release publicly the results of any revisions to the forward-looking statements included herein to reflect events or circumstances after today, or to reflect the occurrence of unanticipated events. The Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. 2

# OVERVIEW OF CALIFORNIA BANCORP

## FOCUSED REGIONAL OFFICE FOOTPRINT


Roseville
Woodland
Sacramento
Davis
Rancho Cordo
Windsor
Santa Rosa
Sebastopol
Rohnert Park
Napa
Vacaville
Parkway
Elk Grove
Petaluma
Fairfield
Point Reyes Natl. Seashore
Novato
Vallejo
Lodi
San Rafael
Concord
Stockton
Richmo
Walnut Creek
Berkeley
San Francisco
Manteca
Daly City
Oakland
Tracy
Livermore
South San Francisco
Hayward
Fremont
Redwood City
Ceres
Milpitas
Mountain View
San Jose
Sunnyvale
Morgan Hill
101
505
80
50
580
680
5
N
30 km
20 mi

- Headquarters/Regional Office in Oakland
- Regional Offices in San Jose, Walnut Creek and Sacramento
- Branch services in Walnut Creek

## COMPANY OVERVIEW

- Established in 2007 as a relationship focused commercial business bank serving Northern California with $2.0 billion in assets and a market capitalization of ~$126 million[(1)]
- Majority of executive management joined the bank at inception
- Significant commercial core deposit base
- Primary relationship managers with average banking experience of over 25 years and average loan books of $45 million
- Positioned to leverage recent investments to enhance our platform and extend our markets

## FINANCIAL SNAPSHOT – 6/30/23

| **Balance Sheet** | **($mm)** | **Q1 2023 Profitability** | **(%)** |
|---|---|---|---|
| Assets | 2,006 | ROAA | 1.10 |
| Loans[(2)] | 1,584 | ROATCE | 12.41 |
| Deposits | 1,738 | Net Interest Margin | 3.93 |
| Tangible Equity | 177 | Efficiency Ratio | 58.66 |
| Loans/ Deposits (%) | 91% | Cost of Deposits | 1.78 |
| | | | |
| **Loan Composition** | **(%)** | **Deposit Composition** | **(%)** |
| C&I Loans / Gross Loans | 39.3 | DDA/ Total Deposits | 42.7 |
| CRE Loans / Gross Loans | 54.1 | Core Deposits/ Total Deposits | 80.8 |
| | | | |
| **Capital Ratios (Consolidated)** | **(%)** | **Credit Metrics** | **(%)** |
| TCE / TA | 8.81 | NPAs / Loans & OREO | 0.01 |
| Leverage Ratio | 9.01 | NPAs / Assets | 0.01 |
| Tier 1 Ratio | 9.07 | Reserves / Gross Loans | 0.99 |
| TRBC Ratio | 12.73 | NCOs / Avg. Loans | 0.00 |

(1) Based on CALB's stock price of $15.00 as of 6/30/2023

CALIFORNIA BANCORP

3

INVESTMENT HIGHLIGHTS Branch light, commercial Experienced management focused business bank with team and seasoned C&I Proven organic and strong middle market relationship teams with strong acquisitive growth story relationships throughout ties to the local markets Northern California Strong earnings outlook as Quality core deposit Disciplined underwriting franchise and commercial standards with best-in-class efficiencies from investments relationship strategy asset quality metrics are realized 4 3 nd 2 QUARTER 2023 HIGHLIGHTS § Net income of $5.4 million Continued Strong § Diluted EPS of $0.65 Financial Performance § ROA of 1.10%, ROE of 11.91% and NIM of 3.93% § Total deposits increased from end of prior quarter Stable Deposit Base § Noninterest-bearing deposits remain above 40% of total deposits § Stability of deposit base enabled repayment of borrowings added in 1Q23 § Total loans declined slightly from end of prior quarter as conservative underwriting Conservative Approach to criteria and pricing discipline result in lower loan production New Loan Production § Commercial loans declined due to period-end volatility in credit line utilization § Strong financial performance and prudent balance sheet management drives increases in all capital ratios from end of prior quarter Increases in Capital Ratios and § Minimal AOCI impact Tangible Book Value § TBV/share increased 3.0% during 2Q23 § Non-performing assets to total assets remained at 0.01% Continued Strong § Net charge-offs/average loans of 0.00% Asset Quality § Allowance to NPLs of 8,686% 5

# BRANCH LIGHT, COMMERCIAL FOCUSED BUSINESS BANK

## BUSINESS MODEL OVERVIEW

- Middle market commercial banking focus
  - Privately owned companies with $30 million - $300 million in annual revenue
  - Clients with minimum lending relationships of $2 million or $1 million in deposits

- Portfolio managed over the long term to ~39% C&I loans and ~43% noninterest-bearing deposits

- Investing in other asset generating business lines
  - Asset-Based Lending division established in July 2011
  - Practice Acquisition division established in March 2011
  - Construction division established December 2015
  - Sponsor Finance division established in February 2020

- Strong core commercial deposit generation strategy
  - Utilize technology with minimal branches
  - Provide commercial cash management services to middle market clients
  - Dedicated treasury management sales team and platform

## IMPRESSIVE LOAN GROWTH



$2,000
$1,500
$1,000
$500
$0
2015 – Q2'23 CAGR
Total gross loans = 16%
Gross loans (ex. PPP) = 16%
$518
$628
$733
$847
$950
$306
$1,063
$73
$1,304
$2
$1,591
$1,584
2015
2016
2017
2018
2019
2020
2021
2022
Q2-2023
Gross Loans (ex. PPP)
PPP Loans

## STRONG DEPOSIT GROWTH



$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
2015 – Q2'23
CAGR = 16.8%
$542
$650
$760
$874
$988
$1,532
$1,680
$1,792
$1,738
2015
2016
2017
2018
2019
2020
2021
2022
Q2-2023

CALIFORNIA BANCORP

Dollars in millions
Data as of 12/31 for each respective year

6

# TAKING SHARE FROM NATIONAL/REGIONAL BANKS

## PRODUCT AND SERVICE DIFFERENTIATION

**Combine Capabilities of a Big Bank with the High Service Levels of a Community Bank**

- Attract top talent with deep market experience to compete against and win business from large banks
- Professional team with a consultative delivery process
- Invest in systems, tools, and technology for success in niche markets
- Offer clients access to key decision makers
- Ability to execute quickly, with market leading responsiveness

## OUR "TYPICAL CLIENT"

| | | |
|---|---|---|
| **~$75 M** in annual revenue | **$8 M** revolving line with **$3 M** average outstanding | **$3 M** equipment term loan |
| **$5 M** commercial real estate loan | **$3 M** demand deposit operating account | **$5 M** money market accounts to hold surplus deposits |

Fee income driven by commercial portfolio account analysis and treasury management services

## INDUSTRY & SPECIALTY LENDING FOCUS

**Commercial Banking Focused on Four Core Industries**

- Manufacturing and Distribution
- Professional
- Contractor
- Investor CRE

**Specialty Lending Groups**

- Practice Acquisition
- Asset Based Lending
- Sponsor Finance
- Construction







CALIFORNIA BANCORP

7

EXPERIENCED MANAGEMENT TEAM ► Previously served as an Executive Vice President of the Bank primarily responsible for managing production since the Bank’s founding in 2007 Years at CALB: 16 Steven E. Shelton, Age : 58 ► Served for thirteen years in various executive management positions including President of Years in Industry: 37 CEO CivicBank of Commerce ► More than 30 years’ experience in executive finance and risk management roles, most recently Joined 2019 serving as Chief Risk Officer for Western Alliance Bank. Thomas A. Sa, Age: ► Previously served in various executive and director roles at Bridge Bank and its holding company 57 President, CFO & COO Years in Industry: 33 Bridge Capital Holdings (BBNK), including Chief Financial Officer and Chief Strategy Officer. ► Previously served as Deputy Chief Credit Officer and part of senior management from 2007 to 2018 Vivian Mui, Years at CALB: 16 Age Age : 84 : 40► 17 years of experience in various positions including lending and credit administration at SEVP & CCO Years in Industry: 20 Mechanics Bank Scott Myers Joined 2019 ► Veteran banker with more than 15 years banking experience in the Sacramento area Age : 49 SEVP & CLO► Previously served as Wells Fargo Senior Vice President and Sacramento Region Manager Years in Industry: 25 ► Previously served as the Bank’s Executive Vice President & East Bay Market President Years at CALB: 16 Michele Wirfel, Age ► Has worked in financial management and commercial banking since 1991 in various executive : 51 SEVP & CBO Years in Industry: 30 management positions including regional manager for CivicBank of Commerce ► Previously served as a Senior Vice President and Chief Information Officer for North Bay Bancorp Tom M. Dorrance, Years at CALB: 16 Age ► Has worked in financial management and commercial banking since 1992 including I.T. : 57 SEVP Technology & Operations Years in Industry: 29 Manager at CivicBank of Commerce ► Served as Executive Vice President and CCO from 2007 through 2017 Years at CALB: 16 John Lindstedt, ► Previously served in various executive management positions including Executive Vice President Years in Industry: 53 SEVP & CCO Emeritus and Senior Lending Officer for Wells Fargo’s corporate bank and President & CCO of CivicBank of Commerce 8

# DEMONSTRATED GROWTH TRACK RECORD

## SUCCESSFUL EXPANSION THROUGHOUT NORTHERN CALIFORNIA


Bank founded in March 2007 with $27.5 million in capital
$4 million private placement offering at $12.86 per share to payoff SBLF in May 2016
Completed acquisition of Pan Pacific Bank ($131 million in assets) in December 2015
$16 million common stock offering at $9.90 per share to fund growth in June 2014
Practice Acquisition Division opened in March 2011
San Jose ABL Division opened in July 2011
Holding Company formed in June 2017
Walnut Creek LPO opened in July 2017
Completed $25.0 million private offering of common stock in August 2018
Completed expansion into the Sacramento Region
Launched Sponsor Finance in February 2020
Listed on the NASDAQ stock market in March 2020
Completed $20 million sub-debt offering in September 2020
2015 – Q2'23 Asset CAGR of 16.1%
Completed $35 million sub-debt offering in August 2021
$8.58
$7.04
$6.70
$7.94
$8.21
$8.90
$9.61
$10.48
$10.19
$11.16
$12.01
$14.20
$15.16
$15.77
$17.33
$19.78
$21.09
$53
$137
$194
$240
$299
$350
$365
$446
$653
$765
$866
$1,006
$1,152
$1,906
$2,015
$2,042
$2,006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Q2-2023
Assets ($mm)
TBVPS

CALIFORNIA BANCORP

Dollars in millions
Tangible book value per share and capital offering price adjusted for historical stock splits
Data as of 12/31 for each respective year

9

STRONG AND GROWING CORE DEPOSIT BASE DEPOSIT COMPOSITION HISTORICAL DEPOSIT COMPOSITION Time deposits $1,792 $1,738 $1,800 19% 2015 –Q2’23 CAGR $1,680 Demand DDA: 17.2% deposits $1,532 $1,600 Total Deposits: 16.8% 43% $1,400 $1,200 Money market $988 & savings $1,000 deposits $874 $812 $742 Interest bearing $771 36% $761 demand deposits $800 $673 45% 2% 46% $650 43% $542 44% $600 DEPOSIT PORTFOLIO HIGHLIGHTS–6/30/23 $387 $352 $400 $315 $285 39% $225 40% ► Deposits increased $21 million from 3/31/23 with increases across 41% $200 44% 42% all categories except for interest-bearing demand $0 ► Resilient core deposit base driven by commercial clients 2015 2016 2017 2018 2019 2020 2021 2022 Q2-2023 • 95%+ of commercial relationships hold deposits at the bank • Core deposits comprise 81% of total deposits Total Deposits NIB Deposits Cost of 0.23% 0.24% 0.35% 0.55% 0.81% 0.48% 0.27% 0.47% 1.78% ► Utilize remote deposit capture and commercial cash Deposits management to generate and retain deposits Core 91% 94% 93% 94% 88% 87% 91% 85% 81% Deposit Mix ► Treasury management division established in Q4-2019 Dollars in millions Core deposits defined as total deposits less time deposits and brokered deposits. 10 Data as of 12/31 for each respective year

DEPOSIT BASE CHARACTERISTICS ►Granular, well diversified deposit base ►No meaningful industry concentrations ►No venture capital or crypto-related deposits ►High percentage of deposits related to operating accounts and credit facilities creates sticky deposit base ►Strong deposit pipeline centered in operating accounts ►Insured and Collateralized Deposits represent 62% of total deposits ►Liquidity coverage of uninsured deposits exceeds 100% 11

DIVERSIFIED COMMERCIAL LOAN PORTFOLIO (1) LOAN PORTFOLIO COMPOSITION HISTORICAL LOAN COMPOSITION 2017 – Q2’23 CAGR Other 3% $1,584 $1,593 $1,600 C&I: 12.3% $1,377 $1,369 Construction 4% Total Loans: 15.0% $950 $1,100 $847 $733 $635 $622 $474 $415 $600 $390 Commercial 39% $341 $329 CRE - Non-Owner 40% 45% 41% 34% 40% 39% $100 30% Occupied 36% (41% (39% (36% ex.PPP) ex.PPP) ex.PPP) -$400 2017 2018 2019 2020 2021 2022 2Q23 Total Loans C&I Loans Yield on CRE - Owner 4.88% 5.09% 5.19% 4.22% 4.29% 4.96% 5.97% Loans (3) Occupied 18% Loans / 96% 97% 96% 89% 82% 89% 91% Deposits (2) OPERATING LOC USAGE GROSS LOAN FUNDING VS. NET LOAN GROWTH $200 $1,000 50% 43% 40% 39% 38% $150 34% $800 40% $167 $100 $129 $131 $600 30% $124 $888 $88 $889 $884 $862 $400 $823 20% $50 $6 $42 $24 $43 $380 $353 $347 $200 $327 10% $0 $310 -$34 $0 0% -$50 2Q22 3Q22 4Q22 1Q23 2Q23 2Q22 3Q22 4Q22 1Q23 2Q23 Commitment Amount Gross Balance Usage Gross Loan Funding Net Loan Growth Dollars in millions (1) Data as of 12/31 for each respective year 12 (2) Excludes PPP loans

NEW LOAN PRODUCTION IN 2Q23 (1) BOOKING NEW LOANS AT ATTRACTIVE RATES ► Funded new loans with balances of $43 million in 2Q23 compared to $42 million in 1Q23 and $167 million in 2Q22 ► Weighted average rate on newly funded loans was 8.41% in 1Q23 compared to 7.72% in 1Q23 and 4.57% in 2Q22 ► 2Q23 new loan dollar mix was 83% commercial, 17% CRE and 0% other (1) (1) NEW LOAN FUNDINGS WTD. AVG. RATE ON NEW LOANS $200 8.41% $0 7.72% $150 $1 $2 6.72% $93 $45 $100 5.87% $63 4.57% $50 $0 $85 $0 $7 $73 $17 $59 $36 $25 $0 2Q22 3Q22 4Q22 1Q23 2Q23 Commercial CRE Other 2Q22 3Q22 4Q22 1Q23 2Q23 Dollars in millions (1) Excludes PPP loans 13

CRE LOAN PORTFOLIO – INVESTOR CRE CONSERVATIVELY UNDERWRITTEN PORTFOLIO WITH AVERAGE LTV OF 48.9% (1) (1) INVESTOR CRE BY PROPERTY TYPE INVESTOR CRE BY GEOGRAPHIC BREAKDOWN 4% 1% 15% Mobile Home Land Out of State Park 6% Multi-Family 32% 6% Retail Other 9% Other California 48% Bay Area 19% Industrial 28% 17% Sacramento 15% Office Mixed-Use (1) Data as a percent of total investor CRE, $577 million Data as of 6/30/2023 14

CRE LOAN PORTFOLIO – INVESTOR CRE: OFFICE (1) CRE PORTFOLIO COMPOSITION INVESTOR CRE OFFICE COMPOSITION CRE Office Investor - $98 million (6% of Total Loans) Medical/Dental - $34 million (2% of Total Loans) CRE Office OO - $73 million (5% of Total Loans) Office - $64 million (4% of Total Loans) CRE Other $685 million (43% of Total Loans) INVESTOR CRE NON-MEDICAL OFFICE PORTFOLIO HIGHLIGHTS (2) GEOGRAPHY ► Office CRE represents 10.8% of total loan portfolio with more Out of State - $1 million than 80% of credits being recourse loans (<1% of Total Loans) • Investor Office Non-Medical/Dental portfolio represents 4% of total portfolio Sacramento - $23 million (2% of Total Loans) ► No exposure to downtown San Francisco market ► Majority of credits are located in suburban markets with stable tenants like medical and dental practices Bay Area -$39 million (2% of Total Loans) ► Conservative underwriting criteria with low LTVs and high DCRs 15

COMMERCIAL LOAN PORTFOLIO WELL-DIVERSIFIED PORTFOLIO WITH FOCUS ON STRONG BORROWERS IN RECESSION RESISTANT INDUSTRIES (1) (2) COMMERCIAL LOAN PORTFOLIO COMMERCIAL – SPONSOR FINANCE 11% 9% 4% 6% Home Health Care Other Schools and 26% 4% Misc. Services Instruction Retail All Others <4% Real Estate & 8% Leasing Mortgage and Nonmortgage Loan Brokers 5% 6% Wholesale Pharmacies and Drug Retailers 7% 9% 49% Other Computer Manufacturing 4% Services Related Services Pet and Pet Supplies Retailers 8% Info, Finance & Insurance 8% 6% Other Management Software Publishers Consulting Services 6% 19% 7% Executive Search Contractors Other Food Services Manufacturing SPONSOR FINANCE HIGHLIGHTS ► Weighted Average Senior Leverage: 1.88 ► Weighted Total Leverage: 2.54 ► Weighted Average FCCR: 2.26 (1) Data as a percent of total Commercial Loans, $622 million► Overall Credit Quality Trend: Stable (2) Data as a percent of total Sponsor Finance Loans, $221 million 16 Data as of 6/30/2023

ASSET QUALITY TRENDS (1) (1) RESERVES / LOANS NET CHARGE-OFFS (RECOVERIES) ($000S) $2,500 1.4% $2,000 1.2% 1.28% 1.27% $2,052 1.17% $1,872 1.0% $1,500 1.07% 1.03% 1.02% 0.99% 0.8% $851 $1,000 0.6% $500 $247 $618 0.4% $34 $0 0.2% -$65 -$500 0.0% 2017 2018 2019 2020 2021 2022 YTD 2023 2017 2018 2019 2020 2021 2022 Q2-2023 (2) NCOS (RECOVERIES) / AVG. LOANS (%) NONPERFORMING ASSETS $10 2.5% 0.75% $8 2.0% 0.50% 0.23% $6 1.5% 0.15% 0.25% 0.09% 0.02% 0.01% 0.00% $4 1.0% 0.00% 0.44% 0.00% -0.25% $2 0.5% 0.25% 0.24% 0.06% 0.01% 0.01% 0.01% -0.50% $0 0.0% 2017 2018 2019 2020 2021 2022 Q2-2023 -0.75% 2017 2018 2019 2020 2021 2022 YTD 2023 Nonaccruals NPAs / Total Assets (1) CECL Methodology adopted 1/1/2023 17 (2) Net charge-offs for 2020 were concentrated in 2Q20 related to non-systemic issues NPAs ($MM) NPAs /Total Assets

HISTORICAL PROFITABILITY TRENDS ROAA ROATCE $2.51 1.2% 15% $2.50 1.11% 1.0% $2.00 13.76% 1.08% $1.61 12% 12.72% $1.19 $1.50 0.8% $0.85 $0.86 9% $1.00 $1.29 9.78% $0.53 9.37% 0.6% 0.94% 0.68% $0.50 0.69% 0.66% 7.71% 6% 0.4% $0.00 5.87% 0.2% 0.25% -$0.50 3% 3.41% 0.0% -$1.00 0% 2017 2018 2019 2020 2021 2022 YTD 2023 2017 2018 2019 2020 2021 2022 YTD 2023 ROAA (%) EPS EFFICIENCY RATIO NET INTEREST MARGIN 100% 5% 80% 4% 4.15% 4.12% 4.09% 3.98% 77.3% 3.79% 73.5% 68.7% 60% 3% 66.7% 59.6% 59.1% 2.89% 57.0% 2.76% 40% 2% 1% 20% 0% 0% 2017 2018 2019 2020 2021 2022 YTD 2023 2017 2018 2019 2020 2021 2022 YTD 2023 18

Disciplined Expense Management Driving Greater Operating Leverage ► Investment phase in 2018-2019 (talent, product development, and technology) built highly leverageable infrastructure and strong commercial banking team ► Following investment phase, revenue growth rate has been well in excess of expense growth rate, resulting in greater operating leverage and increasing profitability OPERATING EXPENSES BEFORE CAPITALIZED LOAN ORIGINATION COSTS $12.7 $12.5 $12.3 $12.3 $11.9 $11.9 $11.7 $11.6 $1.0 $0.7 $0.7 $11.1 $1.1 $1.0 $1.1 $1.2 $1.6 $1.2 $11.7 $11.8 $11.6 $11.2 $10.9 $10.8 $10.5 $10.0 $9.8 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 Total operating expenses, as reported Capitalized loan origination costs Dollars in millions 19

CAPITAL RATIOS – BANK ONLY TCE / TA LEVERAGE RATIO 16% 16% 12% 12% 11.42% 11.31% 11.32% 10.44% 10.95% 10.23% 10.42% 10.35% 9.51% 8% 8% 9.36% 8.02% 7.20% 4% 4% 0% 0% 2018 2019 2020 2021 2022 2Q2023 2018 2019 2020 2021 2022 2Q2023 TOTAL CAPITAL RATIO TIER 1 RATIO 16% 16% 12% 12% 12.52% 12.46% 12.32% 12.25% 11.79% 11.40% 11.56% 11.38% 10.94% 10.79% 10.54% 10.38% 8% 8% 4% 4% 0% 0% 2018 2019 2020 2021 2022 2Q2023 2018 2019 2020 2021 2022 2Q2023 Data as of 12/31 for each respective year Closed subordinated debt offerings to support consolidated capital ratios totaling $20 million in 2020 and $35 million in 2021 20

2023 OUTLOOK AND PRIORITIES CONSERVATIVE Remain conservative in new loan production until economic conditions LOAN PRODUCTION improve with near-term focus primarily on high quality C&I loans CONTINUE GROWING Capitalize on growing reputation and increased scale to continue DEPOSIT MARKET SHARE adding new relationships with clients that provide lower-cost deposits Past investments in talent and technology enable us to tightly manage expenses and realize more operating leverage while continuing to add EXPENSE MANAGEMENT talent in areas that provide high value opportunities Capitalize on improved treasury management platform to continue adding TREASURY MANAGEMENT new commercial relationships that drive higher levels of fee income Make adjustments in interest rate sensitivity as rate environment evolves to INTEREST RATE protect NIM when Fed starts to reduce interest rates RISK MANAGEMENT Strength of franchise, with excellent asset quality, high level of reserves, and stable deposit base, positions the Company well to continue generating PROFITABILITY strong financial performance even in a more challenging environment 21

SUMMARY Northern California Strong commercial loan Experienced management commercial business bank portfolio with corresponding team and seasoned C&I with a disciplined approach commercial relationship relationship managers to credit underwriting deposits Keen focus on relationship Proven organic and core deposits in deposit rich acquisition growth industries capabilities 22 3

Please send questions to ir@bankcbc.com Or Call 510.457.3751 CaliforniaBankofCommerce.com